UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant (x)

Filed by a Party other than the Registrant  (  )

Check the appropriate box:

(  )   Preliminary Proxy Statement

(  )   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(x)   Definitive Proxy Statement

(  )   Definitive Additional Materials

(  )   Soliciting Material Pursuant to Subsection 240.14a-12

PISMO COAST VILLAGE, INC.

(Name of the Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(x)   No fee required.

(  )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.     Title of each class of securities to which transaction applies: _____

2.     Aggregate number of securities to which transaction applies:        _____

3.     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____

4.     Proposed maximum aggregate value of transaction:        _____

5.     Total fee paid:        _____

(  )   Fee paid previously with preliminary materials.

(  )   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount Previously Paid:      _____

2.     Form, Schedule or Registration Statement No.: _____

3.     Filing Party:   _____

4.     Date Filed:      _____

PISMO COAST VILLAGE, INC.

165 South Dolliver Street

Pismo Beach CA 93449

IMPORTANT . . . SEND IN YOUR PROXY

It is requested that you read the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the “Meeting”) of PISMO COAST VILLAGE, INC. (the “Company”) will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on Saturday, January 18, 2014, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1.	Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2015 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Brittain, Kurt	Hughes, Terris
Buchaklian, Harry	Nelson, Garry
Enns, Rodney	Nunlist, Ronald
Eudaly, Douglas	Pappi, Jr., George
Fischer, William	Pettibone, Jerald
Hardesty, Wayne	Plumley, Dwight
Harris, R. Elaine	Roberts, Jerry
Hearne, Dennis	Willems, Gary
Hickman, Glenn	Williams, Jack

2.	Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2013 – 2014.

3.	Advisory Vote on Executive Compensation. To vote upon a resolution to approve, on a non-binding advisory basis, the compensation of our named executive officer.

4.	Advisory Vote on Frequency of Vote on Executive Compensation. To vote upon a resolution to approve, on a non-binding advisory basis, the frequency of future shareholder advisory votes on executive compensation.

5.	Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 2, 2013, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors’ proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. The enclosed Proxy is solicited by the Company’s Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President – Secretary, in writing, to that effect, by filing with him/her a later dated Proxy, or by voting in person at the Meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Shareholder Meeting

to be Held on January 18, 2014:

The Proxy Statement and Annual Report on Form 10-K are available at www.pismocoastvillage.com/history.html.

We encourage you to review all of the information in the proxy materials before voting.

                                                                                            By Order of the Board of Directors,

                                                                                            /s/ GARY S WILLEMS

                                                                                            Gary S. Willems, Vice President – Secretary

Dated: December 18, 2013

Pismo Coast Village, Inc.

165 South Dolliver Street

Pismo Beach, California CA 93449

Corporate Office (805) 773-5649

(888) 782-3224 (toll-free)

E-mail: rv@pismocoastvillage.com

PISMO COAST VILLAGE, INC.

165 South Dolliver Street

Pismo Beach, California 93449

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Saturday, January 18, 2014

 GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Meeting”) of Pismo Coast Village, Inc. (the “Company”) to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 a.m. on Saturday, January 18, 2014, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about December 18, 2013.

The matters to be considered and voted upon at the Meeting will include:

1.	Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2015 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

Brittain, Kurt	Hughes, Terris
Buchaklian, Harry	Nelson, Garry
Enns, Rodney	Nunlist, Ronald
Eudaly, Douglas	Pappi, Jr., George
Fischer, William	Pettibone, Jerald
Hardesty, Wayne	Plumley, Dwight
Harris, R. Elaine	Roberts, Jerry
Hearne, Dennis	Willems, Gary
Hickman, Glenn	Williams, Jack

2.	Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2013 – 2014.

3.	Advisory Vote on Executive Compensation. To vote upon a resolution to approve, on a non-binding advisory basis, the compensation of our named executive officer.

4.	Advisory Vote on Frequency of Vote on Executive Compensation. To vote upon a resolution to approve, on a non-binding advisory basis, the frequency of future shareholder advisory votes on executive compensation.

5.	Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

 REVOCABILITY OF PROXY

A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President – Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.

 PERSONS MAKING THE SOLICITATION

This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and regular employees of the Company may, for no additional compensation, solicit Proxies personally or by telephone, without receiving special compensation.

 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

There were issued and outstanding 1,787 shares of the Company’s common stock on December 2, 2013, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Each holder of the Company’s common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See “Cumulative Voting” on page 6 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting. Proxies received but marked as “withhold authority” or “abstain” will be counted as shares that are present for the purposes of determining the presence of a quorum, but will not be voted on that proposal and will have no direct effect on the outcome of the election of directors, the ratification of the appointment of Brown Armstrong Accountancy Corporation as our independent registered public accounting firm, or the advisory vote on executive compensation. A plurality of the votes cast at the meeting by shareholders entitled to vote on Item 4, the advisory vote on frequency of vote on executive compensation, will determine whether future shareholder advisory votes on executive compensation will occur every year, every two years, or every three years.

If you are a shareholder of record, you may vote your shares in person or by mail:

To vote in person, you must attend the meeting, and then complete and submit the ballot provided at the meeting. Directions to attend the Annual Meeting, where you may vote in person, are attached to this Proxy Statement as Appendix B.

To vote by mail, you must mark, sign, and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the signed proxy card before the meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the meeting in the manner you specify in the proxy card.

If you indicate a choice on the proxy card with respect to any matter to be acted upon, the shares will be voted as specified. If you sign and return your proxy card and do not specify a choice, your shares will be voted according to our board of directors’ recommendations, as indicated in this proxy statement. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.

For Proposal 1 – Election of Directors – shareholders may vote for all nominees, withhold votes for all nominees or withhold a vote for one or more nominees. To withhold a vote for a specific nominee, draw a line through the nominee’s name on the Official Proxy Card.

For Proposal 2 – Selection of Independent Public Accountants (the ratification of the appointment of our independent registered public accounting firm) -- shareholders may vote For, Against, or Abstain. The affirmative vote of a majority of the votes properly cast is required to ratify the selection of Brown Armstrong Accountancy Corporation as the Company’s independent public accounting firm for fiscal year 2014.

For Proposal 3 – Advisory Vote on Executive Compensation – shareholders may vote For, Against, or Abstain to approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officer.

For Proposal 4 – Advisory Vote on Frequency of Vote on Executive Compensation – shareholders may recommend, in an advisory and non-binding vote, whether a non-binding shareholder vote to approve the compensation of the Company’s named executive officer should occur every one, two or three years.

If a shareholder does not provide a proxy or vote in person at the annual meeting, your shares will not be voted.

 ELECTION OF DIRECTORS OF COMPANY (Proposal 1)

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company’s shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will not vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in the capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

VOTING RIGHTS – CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.

California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him or her, multiplied by the number of Directors to be elected, and he or she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their share cumulatively in the election of Directors. At the shareholders’ meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder‘s shares) unless the candidates’ names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

 DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person’s age, such person’s principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2013 Annual Meeting of the Company’s Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.

KURT BRITTAIN, Director	Age 83

After his Marine Corps service, Mr. Brittain was employed for more than thirty-three years by Orange County, California, prior to his retirement in 1986. His background includes public works, flood control and manager of the county’s harbors, beaches and parks system. He was in charge of three harbors, seven beaches and more than twenty-six parks, three of which were camping parks. He has completed extension courses in business administration, management, recreation and real estate. Mr. Brittain has been a member of the Board from March 1990 to July 1999 and from January 2002 to present, serving one year as Vice President – Administration, five years as Executive Vice President, and ten years as Vice President – Secretary.

HARRY BUCHAKLIAN, Director	Age 81

Harry Buchaklian has a B.A. degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has been a member of the Board from March 1981 to January 1992 and from September 1995 to present, serving one year as Executive Vice President, and as a chairman of the Policy and Audit Committees. Mr. Buchaklian is currently chairman of the Environmental, Health and Safety Advisory Committee.

RODNEY ENNS, Director	Age 60

Rodney Enns has a B.S. degree in computer engineering from California State University, Fresno, and a secondary math teaching credential from the State of California. He was president, owned and operated, Ennsbrook Ent., an incorporated poultry enterprise, from 1975 to 1995. Mr. Enns then worked as an electrical engineer at Voltage Multiplers, Inc., and was promoted to senior engineer before leaving in August 2005. He is currently teaching high school mathematics at Mission Oak High School in Tulare, California. He has been a member of the Board of Directors since November 2007.

DOUGLAS EUDALY, Director	Age 82

Douglas Eudaly has an associate of arts degree from Fresno City College in elementary education, and a bachelor’s degree in elementary education from Fresno State College. He has done doctoral studies at Nova University in Ft. Lauderdale, Florida, and received a PhD from Clayton Theological Institute in Clayton, California. He holds life teaching credentials for elementary and junior high schools and administrative credentials for preschool through adult school. In 1991, Dr. Eudaly retired from the Fresno Unified School District with thirty-one years of service credit—the last five years as program director for the Disability Awareness Program. He was president of the Fresno Teacher’s Association in 1970 – 1971, as well as chairman of the district’s negotiating council and served one term as chief negotiator. He served three years as president of the board of directors for Friendship Center for the Blind, and as chairman of several advisory committees for food banks and other nonprofit organizations. He served more than three years as the deacon chairman at the Evangelical Free Church of Fresno. Dr. Eudaly has served on the Board since January 2002.

WILLIAM FISCHER, Director	Age 80

William (Bill) Fischer and his spouse Joy reside in Simi Valley. He served four years in the U.S. Air Force during the Korean War. He is a graduate of California State University, Northridge, with a B.S. degree in accounting. He worked in the aerospace, entertainment and public utility industries until 1969 when he was hired by Getty Oil Company’s corporate office as an accounting supervisor. Texaco, Inc. acquired Getty Oil in 1985, and he was promoted to Manager of Benefits Plan’s Accounting. Mr. Fischer was responsible for the Savings/Thrift, 401(k), and ESOP Plans administration until 1989 when he elected early retirement. He was a financial consultant to various companies until 2006. Mr. Fischer also was active in residential real estate from 1989 to 1997, and currently has an active real estate broker’s license. He is a member of the Veterans of Foreign Wars, Elks, Moose, and Knights of Columbus organizations. He looks forward to contributing his financial background to the Board. Mr. Fischer served two years as Executive Vice President and has been on the Board since January 2002.

WAYNE HARDESTY, Director, Chief Financial Officer and Vice President - Finance	Age 79

Wayne Hardesty graduated from Arizona State University in 1955. He was commissioned an Ensign from the Naval Office Candidate School in Newport, Rhode Island in 1956, and was immediately assigned to the Navy Area Audit Office in Los Angeles for duty at U.S.C. and General Dynamics-Pomona. He entered civil service in 1959, and remained with the Audit Office until 1973, at which time he became a price analyst for the U.S. Air Force at Norton Air Force Base working on the Minuteman Project. Mr. Hardesty received his MBA from Southern Illinois University in 1980. He retired from civil service in 1988 and became self-employed, primarily in tax preparation for both individual and business returns. He became a licensed Enrolled Agent in 1989 and currently operates Hardesty Financial Services in Rancho Cucamonga, California. Mr. Hardesty has been a member of the Board since September 2008, has served three years as Chairman of the Audit Committee, and is currently serving as Chief Financial Officer and Vice President – Finance.

R. ELAINE HARRIS, Director	Age 75

R. Elaine Harris retired in 1990 from Pacific Telephone with thirty-one year’s service, starting in the business office, then advancing to facility administrator the last ten years of that time. She was active with the Jaycettes Club and has worked on several political campaigns. She is now enjoying retirement and feels very blessed serving on the Board since January 2000. She is looking forward to continuing serving the shareholders.

DENNIS HEARNE, Director	Age 75

Dennis Hearne holds an A.A. degree in business administration from Hartnell Junior College. He served two years in the Navy. Prior to retirement, he was employed in a family agriculture business, L.A. Hearne Company, located in the Salinas Valley, for thirty-seven years, and presently serves as a director of the company’s board. Mr. Hearne has also served on the board of directors of the California Feed and Grain Association in Sacramento and the California Crop Improvement Association in Davis. He is a member of Knights of Columbus, serving as treasurer and financial secretary for fifteen years. Mr. Hearne is a volunteer fireman with thirty-nine years service in King City, and is the fire department’s treasurer. He has been a member of the Board of Directors since September 2006, and is currently serving a third year as Chairman of the Nominating Committee.

GLENN HICKMAN, Director	Age 80

Glenn Hickman has a B.A. in business and a secondary teaching credential from Fresno State University. His occupation prior to retirement in 1995 was as a financial analyst and office supervisor for Cal Resources, a subsidiary of Shell Oil Company. Mr. Hickman has been a member of the Board since July 1999 and served nine years as Executive Vice President.

TERRIS HUGHES, Director and Executive Vice President	Age 64

Terris (Terry) Hughes holds an A.A. degree from Bakersfield Junior College in police science. He was employed by Belridge/Shell Oil for twenty-three years, from 1973 to 1997, holding the position of senior training technician for the last ten years of that time. He is currently employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has been a member of the Board since January 1996, has served one year as Vice President – Policy, and is currently serving as Executive Vice President.

GARRY NELSON, Director	Age 63

Garry Nelson is the General Manager of Vintage Nurseries, which specializes in grapevines. A graduate of Cal Poly San Luis Obispo, Mr. Nelson has been involved in agriculture for more than thirty-eight years. Prior to his employment at Vintage Nurseries, he was vice president and chief operating officer for Belridge Farms for many years. Mr. Nelson has served on the Shafter City Council for the past twenty-one years, serving as mayor for eight of those years. He also serves on the board of Bakersfield Memorial Hospital Foundation and on numerous agricultural industry boards. Mr. Nelson has served on the Board since November 2008.

RONALD NUNLIST, Director and President	Age 75

Ronald Nunlist was employed in the oil business for many years. From 1995 to 1997, he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. From 1997 until his retirement in 1999, Mr. Nunlist was employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations. Mr. Nunlist presently serves as a planning commissioner for the City of Shafter, California. He has been a member of the Board since January 1986, serving five years as President (1992 to 1997), ten years as Vice President – Operations, and is currently serving a second year as President.

GEORGE PAPPI, JR., Director	Age 51

Mr. Pappi’s current occupation is as a fire claims representative for The Hartford Insurance. Other positions held during his more than twenty years of employment include office manager, property and bodily injury adjustor, fire and casualty (with extensive construction background), risk management and commercial insurance. He graduated from Cal Poly Pomona with a B.S. in management and human resources. He resides in La Verne, California, and is actively involved in a local community and church activities and the United Way organization. Mr. Pappi has been a member of the Board of Directors since January 2004.

JERALD PETTIBONE, Director	Age 87

Jerry Pettibone sold and retired from his company, Pettibone Signs, in Santa Cruz in 1988. He started the company, which operated statewide, in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign Association, serving as national president in 1985 and 1986. He served on the board of directors of the California Electric Sign Association for twenty-two years, including four years as state president, and was elected a director emeritus. He was active in Rotary International for forty years, serving as district governor for District 5170 with 4,500 members that included the Silicon Valley. A life member of the Disabled American Veterans, he served in the Navy in the South Pacific during World War II. Mr. Pettibone is also a fifty-year life member of the Elks. He has been a member of the Board since January 1993, including serving three years as Chief Financial Officer, and served fifteen years as President of the Company.

DWIGHT PLUMLEY, Director and Vice President - Operations	Age 60

Dwight Plumley attended College of the Sequoias studying electronic engineering and construction real estate. In 1973, he started in the produce equipment industry working for Packers Manufacturing Inc. as a service and installation supervisor. In 1979, he became employed by Pennwalt Corporation, an international equipment producer, as a project manager and supervisor. Mr. Plumley purchased Packers Manufacturing Inc. in 1987, and, as President, produces fruit and vegetable packing and processing systems, from small to multimillion dollar projects, nationwide and internationally. He has also served on the board of directors for Yosemite Bible Camp, a 60-acre facility for up to 350 campers and staff from 1994 to 2006, and served as church Deacon from 1984 to 2004. Mr. Plumley has been a member of the Board of Directors since January 2010, and is currently serving a second year as Vice President – Operations.

JERRY ROBERTS, Director	Age 60

Jerry Roberts has an associate of arts degree in math and science from the College of the Sequoias, Visalia, California; a bachelor’s degree in biological sciences from the University of the Pacific, Stockton, California; an MBA degree from the Santa Clara University Graduate School of Business, Santa Clara California; and is licensed by the California State Board of Accountancy as a Certified Public Accountant.He was first licensed in 1982 after fulfilling experience requirements while in the employment of the international accounting firm of Arthur Andersen & Co., and has been a member of the American Institute Certified Public Accountants since 1988 and the California Society of Certified Public Accountants since 1982. Mr. Roberts is currently a partner in the accounting, tax and consulting firm of Lampros & Roberts, established in 1985, and is Chief Executive Officer of Maximum Living, Inc., a national brand dietary supplement company.Mr. Roberts has been married to his wife Denise since 1978. They have three sons and currently reside in Los Gatos, California. He was duly nominated and elected by the Board on March 16, 2013, to fill a vacancy created by the resignation of Louis Benedict.

GARY WILLEMS, Director and Vice President - Secretary	Age 59

Gary Willems holds a B.A. degree in music education and a California life teaching credential from Fresno Pacific University, as well as a professional clear administrative services credential. Since July 1, 2007, Mr. Willems has been employed as the Visual and Performing Arts Coordinator and is also the Administrator at the Dunlap Leadership Academy Charter School (an on-line High School) at Kings Canyon Unified School District. Prior to that, he was a Band Director for thirty years in the Dinuba/Reedley area, and was also Head Marching Band Director of the Reedley High School Band from 1985 to 2007. He is an active member of the California Band Directors’ Association and is the past president of Fresno and Madera Counties’ Music Educators Association. Mr. Willems has served on the Board of Directors since January 2001, and is currently serving a second year as Vice President – Secretary.

JACK WILLIAMS, Director	Age 63

Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. He was employed as a financial analyst by Texaco Oil Corporation in the Bakersfield area from 1997 until 1999, and as Chief Financial Officer for Goodwill Industries of South-Central California from March 2000 to November 2004. Mr. Williams was an interim-controller for Diversified Utilities Services, a position he held from April 2005 to December 2005. He established his own C.P.A. practice in 1983, which he continues to own and operate. Mr. Williams has been a member of the Board since January 1995, and served sixteen years as Chief Financial Officer and Vice President – Finance.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

OTHER OFFICERS AND KEY EMPLOYEES

JAY JAMISON, Chief Executive Officer/General Manager and Assistant Corporate Secretary	Age 59

Jay Jamison has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. In March 2007, the Board changed his title to Chief Executive Officer/General Manager. He has a B.S. degree in Agricultural Management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family’s guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort Operations Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed Thousand Trails resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General Manager with Skycrest Enterprises in Redding and managed Sugarloaf Marina and Resort on Lake Shasta in Northern California between January 1995 and June 1997. Mr. Jamison was appointed to and served as a commissioner on the Pismo Beach Conference and Visitors Bureau from February 1998 to January 2010, serving as Chair from August 1999 until February 2009. At the 1999 National Association of RV Parks and Campgrounds Annual Convention, he was elected to serve on the Board of Directors representing the ten western states. During his two terms on the Board, he served four years as Treasurer of the National Association, a position he held until he termed out December 2005. In June of 2002, Mr. Jamison was installed as a Director on the Board for the San Luis Obispo County Chapter of the American Red Cross, and served until June 2011, including from June 2006 until July 2008 as Board Chairman. In February 2006, Mr. Jamison was elected to serve as a commissioner on the California Travel and Tourism Commission, which markets California to potential domestic and international visitors, a position he still holds. He has been Chairman of the California Travel and Tourism Commission’s Audit Committee the last two years and was elected to the Commission’s Executive Committee in October 2012. In July 2012, Mr. Jamison was installed as a member of the Board of Directors for the San Luis Obispo County Conference and Visitors Bureau.

THE COMPANY’S DIRECTOR NOMINATIONS PROCESS

Nominating Committee: The Company has a standing Nominating Committee whose task it is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter, but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

Director Nominations: The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder who provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. In addition, the Nominating Committee reviews the attendance and contributions of the present seated board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full board for approval and placed on the proxy card for the annual election.

Independence of Nominating Committee: Of the five directors serving on the Nominating Committee during 2013, Rodney Enns, William Fischer, R. Elaine Harris, Dennis Hearne, and Garry Nelson, all are deemed “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

Nominees Proposed by Committee: The Nominating Committee recommended for nomination each of the candidates described above. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors’ meeting held November 9, 2013.

COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2013 were the Nominating Committee, Audit Committee, Personnel and Compensation/Benefits Committee, Finance Committee, Operations Committee, Environmental, Health and Safety Advisory Committee and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held January 19, 2013, and consisted of the following members: Dennis Hearne, Chairperson, Rodney Enns, William Fischer, R. Elaine Harris, and Garry Nelson. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met five times during 2013 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for fiscal year 2015, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before September 1, 2014, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consisted of Rodney Enns, Chairman, Kurt Brittain, Douglas Eudaly, Glenn Hickman, and Jack Williams. The functions of the Audit Committee include coordinating with the Company’s independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor’s recommendations to management; and performing random reviews of selected accounting procedures of the Company. The Audit Committee met five times during 2013.

Independence of Audit Committee: Of the five directors serving on the Audit Committee during 2013, listed above, all are deemed “independent” directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

The Personnel and Compensation/Benefits Committee consists of Terris Hughes, Chairman, Wayne Hardesty, Ronald Nunlist, George Pappi, Jr., Dwight Plumley, and Gary Willems. The functions of the Personnel and Compensation/Benefits Committee include negotiating an employment contract with the Chief Executive Officer/General Manager, review of his goals and objectives, setting compensation for major staff, and reviewing the employee benefits program. In addition, the Personnel and Compensation/Benefits Committee’s responsibilities include monitoring the Company’s 401(k) plan and its investment options along with the performance of the plan manager. The Committee met five times during 2013, which included discussions at two meetings pertaining specifically to the Company’s 401(k) plan.

Independence of Personnel and Compensation/Benefits Committee: Of the six directors serving on the Personnel and Compensation/Benefits Committee during 2013, listed above, director George Pappi, Jr. is deemed an “independent” director, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)]. Mr. Hughes, Mr. Hardesty, Mr. Nunlist, Mr. Plumley and Mr. Willems are not deemed independent, by reason of their uncompensated service as executive officers of the Company.

The Finance Committee consisted of Wayne Hardesty, Chairman, Dennis Hearne, Garry Nelson, George Pappi, Jr., and Jerald Pettibone. The functions of the Finance Committee include reviewing the Company’s financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met five times during 2013.

The Operations Committee consists of Dwight Plumley, Chairman, Rodney Enns, William Fischer, R. Elaine Harris, and Jerry Roberts. The functions of the Operations Committee include reviewing and recommending changes in the Shareholders’ Information Manual and Calendar, reviewing and recommending changes in the Resort’s occupancy rules and regulations, updating and recommending changes in the employee handbook, and implementing Board policy and procedures. The Operations Committee met five times during 2013.

The Environmental, Health and Safety Advisory Committee consisted of Harry Buchaklian, Chairman, Kurt Brittain, and Jerry Roberts. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and Chief Executive Officer/General Manager on matters relative to environmental and safety concerns. The Environmental, Health and Safety Advisory Committee met five times during 2013.

The Executive Committee consists of Ronald Nunlist, Chairman, Wayne Hardesty, Terris Hughes, Jerald Pettibone, Dwight Plumley, and Gary Willems. The functions of the Executive Committee include reviewing the monthly business with the Chief Executive Officer/General Manager, as well as the current financial statement. The Executive Committee met four times during 2013.

The full Board of Directors met six times during 2013. One director, Douglas Eudaly, attended fewer than 75% of the total number of meetings of the Board and of the committees of which he is a member, because he was attending classes for training at the Veterans Administration Blind Rehabilitation Center at the V. A. Hospital in Long Beach, California, from March 19 to July 26, 2013.

Although Board members are not required to attend the Annual Meeting of Shareholders as a matter of policy, directors regularly attend the Annual Meeting unless personal circumstances do not so permit. All incumbent directors, with the exception of Jerry Roberts who was not appointed to the Board until March 16, 2013, attended last year’s Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, authority for specific duties of the Audit Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of independent auditor, Brown Armstrong Accountancy Corporation, matters required by SAS 61 regulations.

The Audit Committee has received the written disclosures and the letter from the independent accountants, Brown Armstrong Accountancy Corporation, required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report.

The Audit Committee members were Rodney Enns, Chairman, Kurt Brittain, Douglas Eudaly, Glenn Hickman and Jack Williams.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company’s Common Stock as of December 2, 2013, by each director and by all directors and executive officers as a group.

BOARD MEMBER
	ADDRESS	NUMBER OF SHARES

PERCENT OF
CLASS

Kurt Brittain	12105 Center Avenue San Martin CA 95046	2 Shares	0.111%
Harry Buchaklian	1361 East Ticonderoga Drive Fresno CA 93720	1 Share	0.056%
Rodney Enns	2577 Sandell Avenue Kingsburg CA 93631	1 Share	0.056%
Douglas Eudaly	3918 North Carruth Avenue Fresno CA 93705	6 Shares	0.333%

BOARD MEMBER
	ADDRESS	NUMBER OF SHARES

PERCENT OF
CLASS

William Fischer	1947 Sienna Lane Simi Valley CA 93065	1 Share	0.056%
Wayne Hardesty	8651Foothill Boulevard Space 110 Rancho Cucamonga CA 91730	1 Share	0.056%
R. Elaine Harris	3418 El Potrero Lane Bakersfield CA 93304	2 Shares	0.111%
Dennis Hearne	45075 Merritt Street King City CA 93930	2 Shares	0.111%
Glenn Hickman	3584 West Wathen Avenue Fresno CA 93711	1 Share	0.056%
Terris Hughes	2426 Sunset Street Wasco CA 93280	1 Share	0.056%
Garry Nelson	727 Acacia Avenue Shafter CA 93263	1 Share	0.056%
Ronald Nunlist	1105 Minter Avenue Shafter CA 93263	4 Shares	0.222%
George Pappi, Jr.	5728 Via De Mansion La Verne CA 91750	1 Share	0.056%
Jerald Pettibone	4179 Court Drive Santa Cruz CA 95062	3 shares	0.166%
Dwight Plumley	30467 Road 158 Visalia CA 93292	3 Shares	0.166%
Jerry Roberts	16230 Camino Del Sol Los Gatos CA 95032	1 Share	0.058%
Gary Willems	1103 East Egret Point Clovis CA 93619	2 Shares	0.111%
Jack Williams	7801 Revelstoke Way Bakersfield CA 93309	1 Share	0.056%
All Officers and Directors as a Group		34 Shares	1.888%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers, and persons who beneficially own more than ten percent of a registered class of our equity securities within specified time periods to file with the SEC initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4" and "Form 5") in beneficial ownership of Common Stock of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all of the Company’s officers, directors and beneficial owners of greater than ten percent of the outstanding Common Stock complied with the Section 16(a) filing requirements for the fiscal year ended September 30, 2013.

Board Leadership and Role in Risk Oversight

The Board believes that an effective board leadership structure depends on the experience, skills, and personal interaction between persons in leadership roles and the needs of the Company. The positions of Chairman of the Board and Chief Executive Officer are held by two different people based on the recognition of the differences between the two responsibilities. Mr. Jay Jamison, our Chief Executive Officer, is responsible for setting our strategic direction and for day-to-day leadership and performance of the Company. He possesses extensive knowledge of the hospitality industry and in-depth knowledge of the issues, opportunities, and challenges facing the Company, as well as the Company’s customers and suppliers. The Board of Directors, at the Reorganizational Meeting held immediately following the Annual Shareholders’ Meeting, elects the Company’s five officers, which include the Chairman of the Board and President, Executive Vice President, Vice President - Secretary, Vice President - Finance and Chief Financial Officer, and Vice President - Operations. The Chairman of the Board presides over meetings of the full Board. The members of our Board of Directors bring experience, oversight and expertise from outside our company and industry.

The Company faces a number of risks, including general economic risks, operational risks, financial risks, competitive risks and reputational risks. The Board is responsible for oversight of the Company’s risk management practices, assessing the Company’s approach to risk management, and oversees the business of the Company, including CEO performance, to assure that the long-term interests of the shareholders are being served. A key responsibility of the Board is to review the Company’s strategic direction and hold management accountable for the execution of strategy once it is developed. Our CEO is primarily responsible for the day-to-day risk management processes.

Each Committee of the Board is also responsible for reviewing risk exposure of the Company related to the committee’s areas of responsibility and providing input to management on such risks. For example, the Audit Committee is responsible for oversight of our accounting and financial reporting processes, internal controls, and discussions with management and the Company’s independent auditors regarding our financial statements, internal controls and other accounting and related matters and risk management. The Personnel and Compensation/Benefits Committee oversees certain risks related to compensation policies and programs.

The entire Board of Directors meets six times per year to review the operations of the Company, and is regularly informed through committee reports and reports from the Company’s CEO on significant risks facing the Company, including financial, operational and strategic risks.

The Board of Directors believes that the risk management processes in place for the Company are appropriate and that this division of responsibilities is the most effective approach for addressing the risks facing the Company.

 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

The firm of Brown Armstrong Accountancy (“Brown Armstrong”) Corporation served as independent certified accountants for the Company for its fiscal year ended September 30, 2013, and this firm has been selected to serve as the Company’s accountants for fiscal year 2013 - 2014.

Audit services performed by Brown Armstrong for the year ended September 30, 2013, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. All such services were approved by the Board of Directors, which has determined the firm of Brown Armstrong to be fully independent of the operations of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table discloses the fees that the Company was billed for professional services rendered by its independent public accounting firm, Brown Armstrong Accountancy Corporation, in each of the last two fiscal years.

	Years Ended
	September 30,
	2013	2012
Audit fees (1)	$50,249	$51,910
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	1,600	2,200
Total	$51,849	$54,110

(1)   Reflects fees billed for the audit of the Company’s consolidated financial statements included in its Form 10-K and review of its quarterly reports on Form 10-Q.

(2)   Reflects fees, if any, for consulting services related to financial accounting and reporting matters.

(3)   Reflects fees billed for tax compliance, tax advice and preparation of the Company’s federal tax return.

(4)   Reflects fees, if any, for other products or professional services not related to the audit of the Company’s consolidated financial statements and review of its quarterly reports, or for tax services.

(5)   AUDIT COMMITTEE’S PREAPPROVAL POLICIES AND PROCEDURES
For the fiscal years ending September 30, 2013 and September 30, 2012, all audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Armstrong were compatible with the maintenance of that firm's independence in the conduct of its auditing function.

(6)   No effort expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year was attributed to work performed by persons other than the accountant's full-time, permanent employees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Brown Armstrong Accountancy Corporation to serve as certified independent public accountants for the Company for fiscal year 2013 – 2014. The affirmative vote of a majority of shares voted will be required to approve this action.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer of Pismo Coast Village, Inc. for the three years ended September 30, 2011, 2012, and 2013. No other person who is currently an executive officer or employee of Pismo Coast Village, Inc. earned salary and bonus compensation exceeding $100,000 during any of those years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary $	Bonus $	Stock Award $	Option Awards $	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Plan Compensation $	All Other Compensation $	Total $
Jay N. Jamison CEO/General Manager & Assistant Corporate Secretary	2013	$144,889	$34,000	$ -	$ -	$ -	$ -	$7,040	$185,929
	2012	$132,672	$29,500	$ -	$ -	$ -	$ -	$6,385	$168,557
	2011	$132,672	$26,700	$ -	$ -	$ -	$ -	$5,872	$165,244

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officer identified in the Summary Compensation Table contained above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Personnel and Compensation/Benefits Committee consists of Terris Hughes (Chairman), who is an executive officer of the Company serving as Executive Vice President; George Pappi, Jr., director of the Company; Ronald Nunlist, who is an executive officer and serves as President and Chairman of the Board; Gary Willems, who is an executive officer of the Company serving as Vice President – Secretary; Dwight Plumley, who is an executive officer of the Company and serves as Vice President – Operations; and Wayne Hardesty, who is an executive officer of the Company and serves as Chief Financial Officer and Vice President – Finance. All of the members of the Personnel and Compensation/Benefits Committee during 2013 were non-employee directors. There are no other compensation committee interlocks between the Company and other entities involving the Company’s executive officers.

COMPENSATION COMMITTEE REPORT

The Personnel and Compensation/Benefits Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 10-K report, incorporated by reference to this Definitive Proxy Statement.

As more fully described below, the Personnel and Compensation/Benefits Committee, made up of members of the Board of Directors, reviews the total direct compensation programs for the CEO.

Notably the salary and other benefits payable to the named executive officer are set forth in an employment agreement which is discussed below.

The CEO reviews the base salary, annual bonus and long-term compensation levels for other employees of the Company. The Personnel and Compensation/Benefits Committee reviews and approves the compensation received by the CEO’s direct reports. The entire Board of Directors remains responsible for significant changes to or adoption of new employee benefit plans.

a. CASH COMPENSATION PAYABLE TO OUR NAMED EXECUTIVE OFFICER

The named executive officer receives a base salary payable in accordance with the Company’s normal payroll practices and pursuant to a contract between this officer and Pismo Coast Village, Inc. (which contract is described in more detail below). Based on knowledge of the industry and Pismo Coast Village, Inc. performance (including its earnings and stock price performance, and successful resort operations), the Board believes that the CEO’s base salary is less than those that are received by comparable officers with comparable responsibilities in similar companies.

In the future, when reconsidering salaries for executives, the Board will do so by evaluating their responsibilities, experience and the competitive marketplace. More specifically, the Board expects to consider the following factors in determining the executive officers’ base salaries:

●             The executive's leadership and operational performance and potential to enhance long-term value to the Company's shareholders;

●             Performance compared to the financial, operational and strategic goals established for the

               Company;

●             The nature, scope and level of the executive's responsibilities;

●             Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

●             The executive's current salary, the appropriate balance between incentives for long-term and short-term performance.

b. STOCK OPTION PLAN BENEFITS

Not applicable

c. ELEMENTS OF “ALL OTHER COMPENSATION”

The amounts reflected in the column labeled “other compensation” in the above Summary Compensation Table consist of compensation paid to the named executive officer from benefits received from our 401(k) plan.

The Company provides a 401(k) Safe Harbor Plan which was adopted effective October 1, 2005. All employees are eligible to participate in this Plan after one year of employment and work at least 1,000 hours per year and attained age 21. Employees are fully vested when their participation begins. The Company matches employee contributions up to 4% of compensation.

d. EMPLOYMENT AGREEMENT WITH OUR NAMED EXECUTIVE OFFICER

The Company has entered into an employment agreement with the named executive officer. The material terms of this agreement is summarized as follows:

Mr. Jamison is the Chief Executive Officer/General Manager, Assistant Corporate Secretary. On October 1, 2013, the Company entered into an employment contract with Mr. Jamison. The Board of Directors extended this contract through September 30, 2017, and provided Mr. Jamison with a salary increase effective October 1, 2013. This currently provides for a salary of $152,000, plus health insurance, cost reimbursement, and certain other benefits.

Pismo Coast Village, Inc. may also terminate the contract for cause, upon Mr. Jamison's death or disability, or without cause. If Pismo Coast Village, Inc. terminates the contract for cause, it only must compensate Mr. Jamison through the date of termination. If Pismo Coast Village, Inc. terminates the contract without cause, Pismo Coast Village, Inc. must pay Mr. Jamison twelve month's salary.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED DURING THE LAST FISCAL YEAR

Not applicable.

LONG TERM INCENTIVE PLANS

Except as described in our 401(k) plan, the Company did not have a long-term incentive plan during the fiscal years ended September 30, 2013 or 2012.

REPORT ON RE-PRICING OF OPTIONS/SARS

Not applicable.

COMPENSATION OF DIRECTORS

During fiscal year 2013 none of the Company's directors received cash remuneration for their service. However, the directors are entitled to reimbursement for out-of-pocket costs and expenses incurred on behalf of the Company, and mileage reimbursement for travel to and from meetings upon request. Since this reimbursement is on a fully accountable basis, there is no portion treated as compensation. In addition, they are entitled to use of the Resort for attending meetings and are provided with food and refreshments in connection with Board Meetings. The aggregate value of the foregoing during the fiscal year ended September 30, 2013 was estimated at $26,153.

During the fiscal years 2013 and 2012, Pismo Coast Village, Inc. paid for various hospitality functions and for travel, lodging and hospitality expenses for spouses who occasionally accompanied directors when they were traveling on company business. Management believes that the expenditures were to Pismo Coast Village, Inc.’s benefit.

OPTIONS, WARRANTS OR RIGHTS

The Company has no outstanding options, warrants or rights to purchase any of its securities.

INDEBTEDNESS OF MANAGEMENT

No member of management was indebted to the Company during its last fiscal year.

TRANSACTIONS WITH PROMOTORS

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions during the past two years, or proposed transactions, to which the Company was or is to be a party, in which any of the officers, directors, nominees, named shareholders, or family members of such persons, had or is to have a direct or indirect material interest, other than transactions where competitive bids determine the rates or charges involved, or where the amount involved does not exceed $120,000, or where the interest of the party arises solely from the ownership of securities of the Company and the party received no extra or special benefit that was not shared by all shareholders.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 3)

The Dodd-Frank Act requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as disclosed under “Compensation of Directors and Executive Officers” on pages 15 to 18 in this Proxy Statement in accordance with SEC rules. Because it is a smaller reporting company, this is the first year that the Company is required to seek this advisory vote.

Our executive compensation policy is designed to enable the Company to attract, motivate and retain highly-qualified senior executives by providing a competitive compensation opportunity based on performance. Our intent is to provide fair and equitable compensation in a way that rewards executives for achieving specified financial and non-financial performance goals. Our performance-related awards are structured to link a substantial portion of our executive’s total potential compensation to the Company’s performance on both a long-term and short-term basis, to recognize individual contribution, as well as overall business results, and to align executive and shareholder interest. Accordingly, we reward performance in excess of pre-established targets of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and we avoid establishing goals that could divert our executive’s attention from the fundamentals of effective and efficient operations.

We are requesting shareholder approval of the compensation of our named executive officer as disclosed in this Proxy Statement, including the disclosures under “Compensation of Directors and Officers”, the compensation table, and the related information and discussion. The vote is intended to address the overall compensation of our named executive officer and the policies and practices described in this Proxy Statement.

The vote is advisory and therefore not binding on the Company or the Personnel and Compensation/Benefits Committee or the Board. However, we value the opinions of our shareholders, and we will carefully consider the outcome of the advisory vote on executive compensation when making future compensation decisions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

For the reasons stated, the Board of Directors recommends a vote FOR the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officer for fiscal year 2014, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and related information and discussion, is hereby APPROVED.”

The affirmative vote of a majority of the votes cast is required for advisory approval of the foregoing non-binding resolution. See “Voting Securities and Principal Holders Thereof”, pages 4 and 5.

ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION (Proposal 4)

As required by the Dodd-Frank Act, at least once every six years the Company is required to request its shareholders to recommend, in a non-binding advisory resolution, whether the advisory shareholder vote on executive compensation should occur every one, two or three years.

In formulating its recommendation, our Board believes that a frequency of every three years for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “Say-on-Pay” vote. One of the core principles of our executive compensation program is to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. We encourage our officers to focus on long-term performance, and recommend a triennial vote which would allow our executive compensation programs to be evaluated by shareholders over a similar time-frame and in relation to our long-term performance.

Shareholders who have concerns about executive compensation during the interval between “Say-on-Pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Shareholder Communications” in this Proxy Statement for information about communicating with the Board.

Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting of Shareholders:

“RESOLVED, that the highest number of votes cast by the shareholders of Pismo Coast Village, Inc. for the option set forth below shall be the preferred frequency selected by shareholders with which the Company is to hold an advisory vote on the approval of the compensation of its named executive officers included in the proxy statement: yearly or every two years or every three years.”

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the preferred frequency for the advisory vote on executive compensation that has been selected by shareholders. However, as this is an advisory vote, the result will not be binding on our Board or the Company. Our Personnel & Compensation/Benefits Committee will consider the outcome of the vote when determining how often the Company should submit to shareholders an advisory vote to approve the compensation of its named executive officer included in the Company’s Proxy Statement. Proxies submitted without direction pursuant to this solicitation will be voted for the option of “EVERY THREE YEARS”.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that shareholders vote for the option of “Every Three Years” as the frequency with which shareholders are provided an advisory vote on the compensation of the Company’s named executive officer included in the Proxy Statement.

The Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and non-binding, the Board may decide that it is in the best interest of the Company and its shareholders to hold an advisory vote more or less frequently than the alternative that has been selected by shareholders.

 SHAREHOLDER COMMUNICATIONS

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Mr. Jay Jamison, Chief Executive Officer/General Manager.

 SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company’s 2015 Annual Shareholders’ Meeting is August 1, 2014. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 1, 2014.

 LEGAL PROCEEDINGS

No pending legal proceedings against the Company other than routine litigation incidental to business.

 OTHER BUSINESS

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.

NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 2, 2013, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY‘S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2013, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company’s Form 10-K Report should be addressed to:

Mr. Jay Jamison, Chief Executive Officer/General Manager
Pismo Coast Village, Inc.
165 South Dolliver Street
Pismo Beach, California 93449

PLEASE RETURN YOUR PROXIES

SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY A LATER PROXY FILED WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT – SECRETARY OF THE COMPANY. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.

PISMO COAST VILLAGE, INC.
Date: December 18, 2013	/s/ RONALD NUNLIST
Ronald Nunlist, President

APPENDIX A

Audit Committee Responsibilities

1.             External Auditor

a.    Recommend auditing firm

b.    Recommend renewing or terminating existing firm

c.    Review compensation, terms of engagement and independence

2.             Audits

a.    Review external audits and management’s response

b.    Review internal audits

3.             Financial Statements

a.    Review financial statements

b.    Review any disputes between auditor and management about preparation of financial statements

c.    Consider major changes or questions regarding appropriate auditing and accounting principles and practices to be followed when preparing the corporate financial statement

d.    Review procedures of the Corporation to prepare published financial statements and related management commentaries

4.             Survey corporate assets

5.             Other Duties

a.    Consult with external and internal auditors about the adequacy of financial controls to assure that the Corporation’s publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles

b.    Meet periodically with management to review the Corporation’s financial risk exposure

c.     Report to the Board, findings as necessary

d.     Audit the internal procedures of maintaining the assets of the Corporation and their inventories

e.     Perform other duties as requested by the Board and/or President

APPENDIX B

PISMO COAST VILLAGE, INC.

ANNUAL MEETING OF SHAREHOLDERS

SATURDAY, JANUARY 18, 2014 AT 9:00 A.M.

SOUTH COUNTY REGIONAL CENTER

800 WEST BRANCH STREET

ARROYO GRANDE CA 93420

DIRECTIONS TO ATTEND THE MEETING IN PERSON:

FROM U.S. HIGHWAY 101 - NORTHBOUND

Take the CA-227/Grand Avenue exit (Exit 187A)

Turn right onto East Grand Avenue/CA-227

Turn left onto West Branch Street

800 West Branch Street is on the right

FROM U.S. HIGHWAY 101 - SOUTHBOUND

Take the Halcyon Road exit, (Exit 187B)

Turn right onto El Camino Real

Turn right onto Brisco Road

Turn right onto West Branch Street

800 West Branch Street is on the left

OFFICIAL PROXY CARD

Pismo Coast Village, Inc., a California Corporation

165 South Dolliver Street, Pismo Beach CA 93449-2999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Ronald Nunlist, Wayne Hardesty, Terris Hughes, Dwight Plumley, and Gary Willems, and each of them, as the undersigned’s proxies, each with full power of substitution, to represent and to vote, as designated below, all the undersigned’s Common Stock in Pismo Coast Village, Inc. held of record on December 2, 2013, the record date, at the Annual Meeting of Shareholders of Pismo Coast Village, Inc. to be held at 9:00 A.M. (PST) on Saturday, January 18, 2014, and at any adjournment or postponement thereof, with the same authority as if the undersigned were personally present.

This proxy, when properly executed, will be voted as directed by the undersigned shareholders. If this proxy is properly executed but no such directions are made, this proxy will be voted “FOR” the election of the nominees listed for the Board of Directors, “For” Proposals 2 and 3, and for a frequency of “3 years” on Proposal 4. If cumulative voting is implemented at the meeting, the above-named proxy holders are empowered to cumulate votes among the nominees below as they may determine, in their sole discretion.

1.     Election of Directors (To elect 18 directors to the Board of Directors to serve until the 2015 Annual Meeting of Shareholders)

        9     Vote WITHHELD from ALL nominees

        9     Vote for all nominees (except as marked)

                (Instructions:       To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

                  Kurt Brittain                                   R. Elaine Harris                             George Pappi, Jr.

                        Harry Buchaklian                          Dennis Hearne                              Jerald Pettibone

                        Rodney Enns                                Glenn Hickman                             Dwight Plumley

                        Douglas Eudaly                             Terris Hughes                               Jerry Roberts

                        William Fischer                             Garry Nelson                                Gary Willems

                        Wayne Hardesty                           Ronald Nunlist                               Jack Williams

The Board of Directors Recommends a Vote FOR Items 2 and 3, and 3 YEARS on Item 4.

2.     Ratify the selection of BROWN ARMSTRONG ACCOUNTANCY                           9     For          9     Against          9 Abstain

        CORPORATION as independent certified public accountant

        for fiscal year 2013 - 2014.

3.     Advisory vote to approve executive compensation.                                                9     For          9     Against       9 Abstain

4.     Approve holding an advisory vote to approve                    9 1 Year              9 2 Years            9 3 Years            9 Abstain

        executive compensation every one, two

        or three years, as indicated.

5.     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT: PLEASE MARK, SIGN AND DATE BELOW, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

I/We own _____ (number of shares as of the date of record, December 2, 2013.                Certificate Number(s):____________________

Please print Name(s): ________________________________________________________________________________________

Signature: _________________________________________________________________ Date: ___________________________

Signature: _________________________________________________________________ Date: ___________________________

Signature: _________________________________________________________________ Date: ___________________________

Please sign exactly as your name(s) appear(s) thereon. If stock is held in joint tenancy, signatures should include all names.

Trustees, Executors, Administrators, etc., should also include title and authority.

Please Note - The Company’s bylaws do not allow for write-in candidates. DO NOT “write-in” a candidate on this form.